UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2026
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into Item 5.08.

Item 8.01 Other Events.

Direct Digital Holdings, Inc. (the “Company”) has set July 31, 2026 (the “Meeting Date”) as the date for its 2026 annual meeting of stockholders (the “Annual Meeting”). The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Company’s 2025 annual meeting of stockholders (the “Prior Meeting”) was held on June 9, 2025. As the Meeting Date is more than 30 days after the first anniversary of the Prior Meeting, the deadline for stockholder’s nominations or proposals for consideration at the Annual Meeting set forth in the Company’s proxy statement for the Prior Meeting no longer applies. As such, the Company is informing stockholders of this change in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is informing stockholders of the new dates described below for submitting stockholder proposals and other matters for consideration at the Annual Meeting.

Stockholders intending to submit proposals for inclusion in the Proxy Statement pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposals are received by the Company no later than June 22, 2026, which the Company has determined to be a reasonable time before it expects to begin to send its proxy materials for the Annual Meeting, and must comply with all applicable requirements of the Exchange Act and the Company’s Amended and Restated Bylaws (the “Bylaws”) to be eligible for inclusion in the Proxy Statement. A copy of the Bylaws has been filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on February 16, 2022, or can be obtained by contacting the Company’s Corporate Secretary at the address below. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Proxy Statement.

Stockholders intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or a nominee for director, in each case in connection with the Annual Meeting, must provide notice of such proposals or nominees to the Company no later than the close of business on June 22, 2026, which is the first business day after the 10th day following the first public announcement of the date of the Annual Meeting. In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the Annual Meeting must provide notice to the Company’s Corporate Secretary no later than June 22, 2026.

All proposals and notices must be in writing and received by the Company’s Corporate Secretary at 1177 West Loop South, Suite 1310, Houston, Texas 77027, and must also comply with the applicable requirements set forth in the rules and regulations of the Exchange Act and the form and information requirements specified in the Bylaws, including Section 5 therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 11, 2026 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer